UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

MEDICINOVA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4275 EXECUTIVE SQUARE,

SUITE 300, LA JOLLA, CA 92037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MNOV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2026 (Japanese Standard Time), MediciNova, Inc. (the “Company”) filed with the Tokyo Stock Exchange a Japanese report referred to as “Kessan Tanshin,” which contained, among other things, the Company’s preliminary, unaudited financial results as of and for the year ended December 31, 2025 (the “Tanshin”). A copy of the English translation of the Tanshin is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company’s audited financial statements as of and for the year ended December 31, 2025 are not yet available. Accordingly, the information presented in the Tanshin reflects the Company’s preliminary, unaudited financial results subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the year-end audit of the Company’s financial statements. The Company’s independent registered public accounting firm has not completed their audit with respect to the preliminary results included in the Tanshin and, accordingly, does not express an opinion or any other form of assurance about them. As a result, these preliminary, unaudited financial results may differ from the actual results that will be reflected in the Company’s audited financial statements as of and for the year ended December 31, 2025 when they are completed and publicly disclosed. These preliminary, unaudited financial results may change and those changes may be material.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference in any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	English Translation of Tanshin, dated February 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

By:	/s/ Yuichi Iwaki, M.D., Ph.D.
Name:	Yuichi Iwaki, M.D., Ph.D.
Title:	President and Chief Executive Officer

Dated: February 20, 2026